Supplement to the
Fidelity® Select Portfolios®
April 29, 2003
Prospectus

The following information supplements the information found on the back cover of the prospectus.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow us to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and TIN and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver's licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

On September 18, 2003, the Board of Trustees of the Fidelity Select Portfolios authorized elimination of each fund's 3.00% front-end sales charge. Beginning September 22, 2003, after 4:00 p.m. Eastern time, purchases of shares of the funds will not be subject to a sales charge. Information in this prospectus specific to front-end sales charges for these funds is no longer applicable.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 38.

The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge, which has been eliminated on any purchases made after 4:00 p.m. Eastern time on September 22, 2003.

SEL-04-05 April 6, 2004
1.482105.161

The following information replaces similar information found in the "Fee Table" section on page 45.

Shareholder fees (paid by the investor directly)

Maximum sales charge (load) on purchases (as a % of offering price)A	None
Sales charge (load) on reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee for the Select stock funds on shares held less than 30 days (as a % of amount redeemed)B	0.75%
Exchange fee for the Select stock funds onlyC	$7.50

A A fund may impose a 3.00% sales charge on purchases upon 60 days notice to shareholders.

B A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

C The exchange fee will be deducted from the amount of your exchange, but you will not be charged an exchange fee if you exchange through any of Fidelity's automated exchange services.

The following information supplements the information found in the "Buying Shares" section on page 77.

Under applicable anti-money laundering regulations and other federal regulations, orders to purchase shares may be suspended, restricted or cancelled and the proceeds may be withheld.

The following information supplements the information found in the "Selling Shares" section beginning on page 77.

  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

The following information supplements the information found in the "Exchanging Shares" section on page 78.

  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

The following information supplements the information found in the "Features and Policies" section beginning on page 78.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The following information replaces similar information found in the "Fund Management" section beginning on page 81.

Chris Bartel is manager of Defense and Aerospace Portfolio and Industrial Equipment Portfolio, which he has managed since March 2004 and January 2003, respectively. Mr. Bartel joined Fidelity Investments in 1999 as a research analyst, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, Mr. Bartel was an associate at J.H. Whitney & Co, a Stamford, CT-based private equity firm, from 1996 to 1998.

Harlan Carere is manager of Air Transportation Portfolio and Transportation Portfolio, which he has managed since January 2004. Mr. Carere joined Fidelity Investments as an analyst in 2000, after receiving an MBA from Harvard Business School. Previously, he was an equity analyst for Berman Capital.

Yun-Min Chai is manager of Developing Communications Portfolio, which he has managed since May 2003. He also manages another Fidelity fund. Since joining Fidelity Investments in 1997, Mr. Chai has worked as a research analyst and portfolio manager.

Matthew Friedman is manager of Multimedia Portfolio, which he has managed since September 2003. Since joining Fidelity Investments in 1999, Mr. Friedman has worked as a research analyst and manager. Prior to joining Fidelity Investments, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

Matthew Fruhan is manager of Cyclical Industries Portfolio and Financial Services Portfolio, which he has managed since August 2002 and April 2004, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and manager.

Dion Hershan is manager of Business Services & Outsourcing Portfolio, which he has managed since October 2003. Mr. Hershan joined Fidelity Investments in 2002, after receiving an MBA from Columbia University. Previously, he was an associate with the Boston Consulting Group in Melbourne Australia.

Brian Kennedy is manager of Brokerage and Investment Management Portfolio, which he has managed since October 2003. Since joining Fidelity Investments in 1997, Mr. Kennedy has worked as a research analyst and portfolio manager.

Heather Lawrence is manager of Banking Portfolio, which she has managed since March 2004. Ms. Lawrence joined Fidelity Investments as an analyst in 2001, after receiving an MBA from Columbia Business School. Previously, Ms. Lawrence was an equity research associate with Morgan Stanley Dean Witter Discover & Co. in New York, from 1997 to 1999.

Anmol Mehra is manager of Automotive Portfolio and Paper and Forest Products Portfolio, which he has managed since March 2004 and February 2004, respectively. Mr. Mehra joined Fidelity Investments in 2002 after receiving his MBA from the University of Texas at Austin. Previously, Mr. Mehra was a pension consulting actuary for Towers Perrin.

James Morrow is manager of Electronics Portfolio, which he has managed since February 2004. Since joining Fidelity Investments in 1998, Mr. Morrow has worked as a research analyst and manager.

Ramona Persaud is manager of Construction and Housing Portfolio, which she has managed since April 2004. Ms. Persaud joined Fidelity Investments as a research analyst in 2003, after receiving an MBA from The Wharton School. Previously, Ms. Persaud was with Goldman Sachs from 1999 to 2001.

Samuel Peters is manager of Health Care Portfolio and Medical Equipment and Systems Portfolio, which he has managed since February 2004. Mr. Peters also manages other Fidelity funds. Since joining Fidelity Investments in 1998, Mr. Peters has worked as a research analyst and manager.

Jody Simes is manager of Industrial Materials Portfolio, which he has managed since August 2003. Since joining Fidelity Investments in 1993, Mr. Simes has worked as a fixed-income trader, research analyst and portfolio manager.

Douglas Simmons is manager of Environmental Portfolio, which he has managed since February 2004. Mr. Simmons joined Fidelity Investments in 2003 after receiving his MBA from Harvard Business School. Previously, Mr. Simmons was with Hicks, Muse, Tate & Furst.

Joshua Spencer is manager of Leisure Portfolio and Consumer Industries Portfolio, which he has managed since October 2003 and January 2004, respectively. Mr. Spencer joined Fidelity Investments as a research analyst in 2000, after receiving an MBA from the University of Chicago. Previously, Mr. Spencer was a senior associate with ICF Kaiser Consulting Group, a consulting and engineering firm in Fairfax, Virginia from 1996 to 1998.

Brian Younger is manager of Telecommunications Portfolio, Utilities Growth Portfolio, and Wireless Portfolio, which he has managed since March 2002, May 2003, and May 2003, respectively. Since joining Fidelity Investments in June 1995, Mr. Younger has worked as a research analyst and manager.